First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
Investment Properties

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	226,713.72	1.06	5.250	723	57.59
5.501 - 6.000	3	730,175.13	3.43	5.839	692	74.72
6.001 - 6.500	7	1,575,305.02	7.39	6.379	686	75.58
6.501 - 7.000	24	4,934,108.04	23.16	6.852	672	80.57
7.001 - 7.500	15	4,076,182.16	19.13	7.389	640	84.38
7.501 - 8.000	22	3,539,287.95	16.61	7.806	670	84.66
8.001 - 8.500	18	3,760,258.65	17.65	8.332	640	81.82
8.501 - 9.000	7	844,914.37	3.97	8.837	638	78.30
9.001 - 9.500	5	1,271,102.27	5.97	9.428	617	79.65
9.501 - 10.000	2	109,772.34	0.52	9.708	666	90.00
10.001 - 10.500	1	189,766.53	0.89	10.400	573	30.16
11.001 - 11.500	1	48,418.65	0.23	11.100	641	100.00

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	2	86,366.44	0.41	10.562	683	95.61
50,000.01 - 100,000.00	20	1,533,262.00	7.20	7.774	679	83.28
100,000.01 - 150,000.00	29	3,588,296.67	16.84	7.727	655	80.89
150,000.01 - 200,000.00	15	2,625,071.30	12.32	7.900	646	76.04
200,000.01 - 250,000.00	10	2,198,726.55	10.32	7.032	671	81.29
250,000.01 - 300,000.00	7	1,857,641.21	8.72	7.550	661	75.93
300,000.01 - 350,000.00	8	2,606,950.00	12.24	7.330	659	82.44
350,000.01 - 400,000.00	7	2,648,319.16	12.43	7.291	669	82.59
400,000.01 - 450,000.00	2	898,024.49	4.21	7.375	627	83.46
500,000.01 - 550,000.00	4	2,098,738.10	9.85	7.507	648	81.13
550,000.01 - 600,000.00	2	1,164,608.91	5.47	8.451	624	84.86

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	67	13,837,318.07	64.95	7.671	654	82.74
ARM 2/28 60 Month IO	7	2,027,150.00	9.51	7.087	643	77.55
30 Year Fixed	13	1,923,933.95	9.03	8.412	640	76.16
ARM 3/27 60 Month IO	4	955,700.00	4.49	7.003	686	82.18
ARM 3/27	5	900,954.32	4.23	6.947	663	65.51
ARM 5/25	2	733,691.72	3.44	6.403	698	78.11
ARM 5/25 60 Month IO	2	450,496.92	2.11	7.022	684	85.00
30 Year Fixed Balloon 30/15	2	166,625.48	0.78	9.585	682	97.72
ARM 5/25 120 Month IO	1	133,000.00	0.62	5.875	736	70.00
15 Year Fixed	2	128,715.72	0.60	7.745	723	86.33
20 Year Fixed	1	48,418.65	0.23	11.100	641	100.00

Total:	106	21,306,004.83	100.00	7.576	657	80.88

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Investment Properties

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	88	19,038,311.03	89.36	7.464	658	81.13
Fixed Fully Amortizing	16	2,101,068.32	9.86	8.433	645	77.33
Fixed Balloon	2	166,625.48	0.78	9.585	682	97.72

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	92	17,739,657.91	83.26	7.690	655	81.17
60	13	3,433,346.92	16.11	7.055	660	79.82
120	1	133,000.00	0.62	5.875	736	70.00

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	4	295,341.20	1.39	8.783	700	92.76
229 - 240	1	48,418.65	0.23	11.100	641	100.00
349 - 360	101	20,962,244.98	98.39	7.551	656	80.67

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	9	1,163,925.00	5.46	8.201	643	73.63
1	16	2,464,052.08	11.57	7.604	655	77.57
2	27	7,255,006.15	34.05	7.334	673	82.84
3	18	2,559,939.97	12.02	7.184	661	78.74
4	21	5,234,564.98	24.57	7.613	646	80.27
5	12	2,069,720.64	9.71	8.410	638	83.17
6	3	558,796.01	2.62	7.664	633	92.30

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	103	21,090,960.70	98.99	7.552	656	80.71
2	3	215,044.13	1.01	9.926	673	98.24

Total:	106	21,306,004.83	100.00	7.576	657	80.88

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Investment Properties

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

30.01 - 35.00	1	189,766.53	0.89	10.400	573	30.16
40.01 - 45.00	1	179,911.27	0.84	9.490	546	45.00
50.01 - 55.00	2	390,377.96	1.83	7.528	633	53.93
55.01 - 60.00	1	226,713.72	1.06	5.250	723	57.59
60.01 - 65.00	2	518,525.00	2.43	7.243	635	64.94
65.01 - 70.00	6	1,344,890.18	6.31	7.217	645	68.56
70.01 - 75.00	9	1,877,815.35	8.81	7.325	645	74.35
75.01 - 80.00	34	6,495,090.39	30.48	7.406	662	79.48
80.01 - 85.00	15	2,899,013.63	13.61	7.743	636	84.74
85.01 - 90.00	33	7,006,804.46	32.89	7.718	671	89.96
95.01 - 100.00	2	177,096.34	0.83	9.937	659	100.00

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

540 - 559	3	431,568.40	2.03	8.900	551	63.00
560 - 579	5	662,734.64	3.11	8.856	573	66.15
580 - 599	4	1,261,796.22	5.92	8.113	586	83.58
600 - 619	13	3,119,476.10	14.64	8.012	611	80.24
620 - 639	12	2,599,151.99	12.20	7.649	630	80.91
640 - 659	13	3,071,511.97	14.42	7.449	647	81.93
660 - 679	20	4,082,549.55	19.16	7.418	670	81.61
680 - 699	11	1,548,242.93	7.27	6.377	687	77.35
700 - 719	10	1,574,129.65	7.39	7.687	706	84.66
720 - 739	9	1,494,495.00	7.01	7.464	730	82.67
740 - 759	4	932,185.40	4.38	7.161	748	85.04
760 - 779	2	528,162.98	2.48	6.875	766	86.22

Total:	106	21,306,004.83	100.00	7.576	657	80.88

Min: 546
Max: 767
Weighted Average: 657

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	55	11,279,540.45	52.94	7.423	641	77.20
Purchase	44	9,201,708.11	43.19	7.753	676	85.86
Rate/Term Refinance	7	824,756.27	3.87	7.692	649	75.76

Total:	106	21,306,004.83	100.00	7.576	657	80.88

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Investment Properties

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	61	12,232,463.76	57.41	7.526	661	78.89
Duplex	22	4,359,752.30	20.46	7.510	648	84.24
Condo	10	1,739,974.97	8.17	7.433	680	85.37
3-4 Unit	7	1,718,729.89	8.07	8.131	642	80.68
PUD	5	1,095,083.91	5.14	7.732	633	83.07
Townhouse	1	160,000.00	0.75	7.750	614	80.00

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	62	12,313,869.26	57.80	7.827	654	79.23
Full	44	8,992,135.57	42.20	7.232	661	83.15

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Non-Owner Occupied	106	21,306,004.83	100.00	7.576	657	80.88

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	81	15,830,429.47	74.30	7.358	678	81.90
B	23	5,183,664.09	24.33	8.158	599	79.04
C	2	291,911.27	1.37	9.091	547	58.43

Total:	106	21,306,004.83	100.00	7.576	657	80.88

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Investment Properties

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

New York	15	4,846,899.87	22.75	7.773	633	80.31
California	14	4,742,381.91	22.26	7.239	672	78.89
Florida	16	2,845,226.31	13.35	7.632	643	83.27
New Jersey	9	1,711,970.54	8.04	7.738	649	84.06
Pennsylvania	8	863,424.18	4.05	7.279	659	76.82
North Carolina	7	851,252.97	4.00	8.781	626	68.69
Maryland	4	819,572.97	3.85	7.740	638	84.48
Washington	3	654,977.30	3.07	6.734	724	80.00
Arizona	4	634,447.79	2.98	6.786	734	85.81
Massachusetts	4	561,351.36	2.63	7.728	665	80.65
Nevada	2	509,378.31	2.39	7.044	684	90.00
Georgia	3	500,222.77	2.35	8.019	674	88.64
Kansas	3	313,327.26	1.47	6.700	709	80.00
Rhode Island	1	188,787.09	0.89	8.870	599	70.00
Virginia	2	160,484.15	0.75	7.866	655	90.00
Michigan	1	133,401.08	0.63	7.500	665	80.00
Delaware	1	123,774.60	0.58	6.500	651	80.00
Connecticut	1	117,600.00	0.55	8.740	705	80.00
Minnesota	1	113,357.93	0.53	7.750	658	80.00
Illinois	1	107,400.88	0.50	7.855	627	90.00
Wisconsin	1	106,825.31	0.50	7.800	667	79.97
New Mexico	1	94,337.43	0.44	7.325	759	90.00
Indiana	1	93,496.92	0.44	8.250	721	85.00
Missouri	1	84,000.00	0.39	7.990	605	75.00
Louisiana	1	72,142.53	0.34	9.500	562	85.00
Ohio	1	55,963.37	0.26	8.125	579	69.14

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	45	7,058,571.41	33.13	7.725	659	80.99
12	13	4,400,749.58	20.65	7.741	635	80.57
24	35	7,364,716.79	34.57	7.602	660	83.06
36	13	2,481,967.05	11.65	6.784	678	74.69

Total:	106	21,306,004.83	100.00	7.576	657	80.88

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	1	215,056.65	1.13	5.550	681	77.14
4.501 - 5.000	3	443,505.51	2.33	5.766	722	65.55
5.001 - 5.500	6	1,200,846.34	6.31	7.145	631	79.50
5.501 - 6.000	18	4,733,213.37	24.86	6.819	667	81.42
6.001 - 6.500	19	4,378,636.24	23.00	7.208	663	82.97
6.501 - 7.000	17	3,094,460.08	16.25	7.657	669	82.37
7.001 - 7.500	12	3,042,729.42	15.98	8.206	647	83.86
7.501 - 8.000	9	1,079,356.48	5.67	8.599	643	76.54
8.001 - 8.500	2	778,364.41	4.09	9.382	593	71.91
9.001 - 9.500	1	72,142.53	0.38	9.500	562	85.00

Total:	88	19,038,311.03	100.00	7.464	658	81.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Investment Properties

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	1	284,507.54	1.49	6.250	745	80.00
11.501 - 12.000	1	382,118.48	2.01	5.990	683	75.00
12.001 - 12.500	3	618,095.12	3.25	5.894	691	64.26
12.501 - 13.000	16	3,271,518.49	17.18	6.849	658	80.08
13.001 - 13.500	12	3,346,437.36	17.58	7.239	651	84.35
13.501 - 14.000	23	4,622,512.44	24.28	7.346	682	82.54
14.001 - 14.500	15	3,981,056.66	20.91	7.987	641	83.31
14.501 - 15.000	9	1,021,119.35	5.36	8.255	642	79.84
15.001 - 15.500	5	1,129,741.79	5.93	8.873	618	78.38
15.501 - 16.000	1	129,150.00	0.68	8.990	701	90.00
16.001 - 16.500	2	252,053.80	1.32	9.493	551	56.45

Total:	88	19,038,311.03	100.00	7.464	658	81.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	226,713.72	1.19	5.250	723	57.59
5.501 - 6.000	3	730,175.13	3.84	5.839	692	74.72
6.001 - 6.500	5	1,312,061.85	6.89	6.377	688	74.69
6.501 - 7.000	23	4,732,107.36	24.86	6.851	672	80.17
7.001 - 7.500	15	4,076,182.16	21.41	7.389	640	84.38
7.501 - 8.000	19	3,356,756.22	17.63	7.805	667	84.51
8.001 - 8.500	14	3,146,427.60	16.53	8.325	645	83.30
8.501 - 9.000	5	607,380.05	3.19	8.826	636	78.62
9.001 - 9.500	3	850,506.94	4.47	9.392	590	73.02

Total:	88	19,038,311.03	100.00	7.464	658	81.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.000	86	18,552,161.03	97.45	7.468	657	80.99
4.000	1	129,150.00	0.68	8.990	701	90.00
5.000	1	357,000.00	1.88	6.700	674	85.00

Total:	88	19,038,311.03	100.00	7.464	658	81.13

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	64	14,550,956.73	76.43	7.583	655	82.87
1.500	24	4,487,354.30	23.57	7.079	667	75.49

Total:	88	19,038,311.03	100.00	7.464	658	81.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Investment Properties

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	36	7,418,753.42	38.97	7.686	633	83.15
22 - 26	38	8,445,714.65	44.36	7.517	670	81.13
32 - 36	9	1,856,654.32	9.75	6.976	675	74.09
52 - 56	2	378,004.46	1.99	6.745	739	81.24
57 - 61	3	939,184.18	4.93	6.488	680	79.01

Total:	88	19,038,311.03	100.00	7.464	658	81.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.